Standard & Poor's
                                        A Division of The McGraw-Hill Companies









October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                          Re:     Municipal Securities Trust,
                                  Series 52, and Multi-State Series 41
                                  ------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-42466 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                            Sincerely,



                                            Frank A. Ciccotto

FAC/trh


762512.1

                                        Standard & Poor's
                                        A Division of The McGraw-Hill Companies








October 28, 1998


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                         Re:     Municipal Securities Trust,
                                 Series 53, and Multi-State Series 42
                                 ------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-53854 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                        Sincerely,




                                        Frank A. Ciccotto

FAC/trh

762512.1